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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 9, 2001


                               AT HOME CORPORATION
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           (Exact name of the Registrant as specified in its charter)


                                    Delaware
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)



        000-22697                                             77-0408542
----------------------------                          --------------------------
       (Commission                                          (IRS Employer
       File Number)                                       Identification No.)


                   450 Broadway Street, Redwood City, CA                 94063
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                 (Address of principal executive offices)             (Zip code)


                                 (650) 556-5000
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                       (The Registrant's telephone number)


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          (Former name or former address, if changed since last report)






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ITEM 5:  OTHER EVENTS.

       On September 10, 2001, Excite@Home announced that Mark McEachen had resigned his position as Chief Financial Officer of the company effective September 9, 2001. A copy of the press release is filed as Exhibit 99.01 to this report and is incorporated into this report by reference.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.
                  --------

                  Exhibit No.       Description of Exhibit

                     99.01 Press Release issued by Excite@Home dated September 10, 2001.




                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 10, 2001                            AT HOME CORPORATION


                                                     By: /s/ DAN BRUSH
                                                        ------------------------
                                                        Dan Brush
                                                        Vice President and
                                                        Acting General Counsel

                                      -2-



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                                  EXHIBIT INDEX

Exhibit No.   Description of Exhibit
-----------   ----------------------

  99.01       Press Release issued by Excite@Home dated September 10, 2001.